Fair Value Measurements	12 Months Ended
Dec. 31, 2013
Disclosure Text Block
Fair Value Measurements

NOTE 2 FAIR VALUE MEASUREMENTS

As of December 31, 2013 and 2012, U.S. Cellular did not have any financial assets or liabilities that were required to be recorded at fair value in its Consolidated Balance Sheet in accordance with GAAP. However, U.S. Cellular has applied the provisions of fair value accounting for purposes of computing the fair value of financial instruments for disclosure purposes as displayed below.

		December 31, 2013		December 31, 2012
	Level within the Fair Value Hierarchy	Book Value	Fair Value	Book Value	Fair Value
(Dollars in thousands)
Cash and cash equivalents	1	$342,065	$342,065	$378,358	$378,358
Short-term investments
U.S. Treasury Notes	1	50,104	50,104	100,676	100,676
Long-term investments
U.S. Treasury Notes	1	-	-	50,305	50,339
Long-term debt
6.95% Senior Notes	1	342,000	309,852	342,000	376,610
6.7% Senior Notes	2	532,449	507,697	532,194	582,744

Short-term investments are designated as held-to-maturity investments and recorded at amortized cost in the Consolidated Balance Sheet. Long-term debt excludes capital lease obligations and the current portion of Long-term debt.

The fair values of Cash and cash equivalents and Short-term investments approximate their book values due to the short-term nature of these financial instruments. The fair values of Long-term investments were estimated using quoted market prices for the individual issuances. The fair value of Long-term debt was estimated using market prices for the 6.95% Senior Notes, and discounted cash flow analysis using an estimated yield to maturity of 7.35% and 6.09% for the 6.7% Senior Notes at December 31, 2013 and 2012, respectively.

As of December 31, 2013 and 2012, U.S. Cellular did not have nonfinancial assets or liabilities that required the application of fair value accounting for purposes of reporting such amounts in the Consolidated Balance Sheet.